EXHIBIT 99.6

                                                                fico

                                                                                          Serv/    Sched
                                         % of     Gross    Gross     Gross     Gross    Trustee    Rem
              Count        Balance    Balance      Rate   Margin   Lifecap  Lifefloor      Fees    Term
-----------------------------------------------------------------------------------------------------------
493 -    500     21      2,914,475      0.20      8.857    5.959    15.866    8.866       0.520    354
501 -    510    264     35,307,112      2.45      8.571    5.975    15.515    8.515       0.520    353
511 -    520    364     51,603,269      3.58      8.337    5.942    15.344    8.347       0.520    354
521 -    530    445     65,058,714      4.51      8.228    5.938    15.208    8.208       0.520    355
531 -    540    518     73,214,131      5.08      8.175    5.883    15.177    8.185       0.520    354
541 -    550    468     72,339,047      5.01      7.911    5.796    14.858    7.858       0.520    355
551 -    560    628    103,101,463      7.15      7.609    5.810    14.566    7.570       0.520    355
561 -    570    490     78,272,748      5.43      7.572    5.728    14.527    7.527       0.520    354
571 -    580    470     77,612,821      5.38      7.589    5.730    14.536    7.537       0.520    355
581 -    590    492     77,293,510      5.36      7.525    5.733    14.458    7.458       0.520    351
591 -    600    498     80,718,475      5.60      7.406    5.703    14.297    7.297       0.520    349
601 -    610    623    108,646,798      7.53      7.111    5.679    13.978    6.978       0.520    350
611 -    620    628    109,298,540      7.58      7.075    5.636    13.942    6.949       0.520    350
621 -    630    551     91,464,514      6.34      7.013    5.629    13.882    6.887       0.520    351
631 -    640    428     71,222,043      4.94      6.971    5.574    13.844    6.849       0.520    350
641 -    650    394     67,639,520      4.69      6.896    5.599    13.730    6.735       0.520    348
651 -    660    335     56,224,924      3.90      6.884    5.584    13.775    6.783       0.520    347
661 -    670    248     43,294,950      3.00      6.745    5.539    13.572    6.586       0.520    348
671 -    680    225     40,836,803      2.83      6.818    5.416    13.607    6.622       0.520    344
681 -    690    128     23,665,131      1.64      6.527    5.287    13.291    6.291       0.520    347
691 -    700    129     22,932,188      1.59      6.650    5.342    13.407    6.409       0.520    343
701 -    710     91     16,556,989      1.15      6.586    5.182    13.352    6.265       0.520    342
711 -    720     76     18,037,346      1.25      6.151    4.897    12.987    5.872       0.520    334
721 -    730     63     14,517,963      1.01      6.164    4.700    13.062    5.860       0.520    336
731 -    740     53     11,814,203      0.82      6.064    4.402    12.758    5.559       0.520    336
741 -    750     38      7,816,069      0.54      5.948    4.598    12.844    5.643       0.520    335
751 -    760     34      6,774,806      0.47      6.403    4.664    13.288    6.132       0.520    336
761 -    770     26      5,149,381      0.36      6.156    4.964    13.245    6.169       0.520    342
771 -    780     21      4,643,277      0.32      5.965    4.281    12.934    5.634       0.520    333
781 -    790     16      2,613,707      0.18      5.871    4.313    12.665    5.328       0.520    333
791 -    800      6      1,684,904      0.12      6.586    5.001    13.439    6.302       0.520    333
801 -    810      2        262,439      0.02      5.659    0.000     0.000    0.000       0.520    358
811 -    812      0              0      0.00      0.000    0.000     0.000    0.000       0.000      0


                                                                fico

                                                               Month  Combined
                        Rem     Orig    Initial   Periodic   to Next      Orig     NZWA       Avg
              Count    Amort    Term        Cap        Cap       Adj       LTV     FICO    Balance  LTV>80w/MI
-------------------------------------------------------------------------------------------------------------
493 -    500     21     354     357      1.500      1.500        22       73.51     500    138,785       0.00
501 -    510    264     353     355      1.500      1.500        22       73.68     506    133,739       0.00
511 -    520    364     354     356      1.498      1.498        22       74.42     516    141,767       0.00
521 -    530    445     355     357      1.500      1.500        22       76.18     526    146,199       0.00
531 -    540    518     354     356      1.496      1.496        22       76.51     535    141,340       0.00
541 -    550    468     354     357      1.500      1.500        22       76.29     545    154,571       0.00
551 -    560    628     355     357      1.498      1.498        22       79.77     556    164,174       0.00
561 -    570    490     354     356      1.500      1.500        22       79.46     565    159,740       0.00
571 -    580    470     355     357      1.499      1.499        22       80.94     576    165,134       0.00
581 -    590    492     350     353      1.500      1.500        22       80.34     585    157,101       0.00
591 -    600    498     349     351      1.500      1.500        22       81.42     596    162,085       0.00
601 -    610    623     350     352      1.500      1.500        22       81.08     606    174,393       0.00
611 -    620    628     350     353      1.497      1.497        22       81.18     616    174,042       0.00
621 -    630    551     351     353      1.498      1.498        22       82.05     625    165,997       0.00
631 -    640    428     350     352      1.498      1.498        23       82.47     635    166,407       0.00
641 -    650    394     348     350      1.498      1.498        23       83.35     646    171,674       0.00
651 -    660    335     347     349      1.496      1.496        22       82.04     655    167,836       0.00
661 -    670    248     348     350      1.555      1.555        22       82.30     665    174,576       0.00
671 -    680    225     344     346      1.599      1.599        22       82.16     675    181,497       0.00
681 -    690    128     347     349      1.749      1.749        20       81.56     686    184,884       0.00
691 -    700    129     342     345      1.705      1.705        19       82.29     695    177,769       0.00
701 -    710     91     342     345      1.754      1.754        19       83.77     705    181,945       0.00
711 -    720     76     334     336      1.994      1.994        15       80.80     715    237,334       0.00
721 -    730     63     335     338      2.033      2.033        14       82.32     725    230,444       0.00
731 -    740     53     336     338      2.311      2.311        11       81.55     735    222,909       0.00
741 -    750     38     335     337      2.106      2.106        13       82.03     745    205,686       0.00
751 -    760     34     335     338      2.070      2.070        14       82.75     756    199,259       0.00
761 -    770     26     342     344      1.947      1.947        16       81.39     766    198,053       0.00
771 -    780     21     333     336      2.310      2.310        10       81.86     774    221,108       0.00
781 -    790     16     333     335      2.370      2.370        10       68.55     786    163,357       0.00
791 -    800      6     333     335      2.013      2.013        15       85.59     794    280,817       0.00
801 -    810      2     358     360      0.000      0.000         0       47.98     802    131,219       0.00
811 -    812      0       0       0      0.000      0.000         0        0.00       0          0       0.00

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